UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CBS Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 26, 2016. CBS CORPORATION VOTING CLASS A COMMON STOCK 51 W. 52ND STREET NEW YORK, NY 10019 You are receiving this communication because you hold shares of CBS Corporation Class A Common Stock. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E04414-P72727 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual For holders as of:March 31, 2016 Date: May 26, 2016Time: 10:00 A.M., EDT Location: The Museum of Modern Art The Ronald S. and Jo Carole Lauder entrance 11 West 53rd Street (between Fifth and Sixth Avenues) New York, New York 10019 To obtain directions to attend the meeting, please call (212) 975-8745 or visit www.proxyvote.com.

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E04415-P72727 Vote In Person: To attend the Annual Meeting, you will need an admission ticket issued by CBS Corporation. Please check the Proxy Statement for instructions on how to obtain an admission ticket. At the Annual Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENTFORM 10-KLETTER TO STOCKHOLDERS How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2016 to facilitate timely delivery.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL LISTED DIRECTOR NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MATTER 2. 1. The election of 13 directors: Nominees: 2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for fiscal year 2016. 1a. David R. Andelman 1b. Joseph A. Califano, Jr. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" MATTER 3. 1c. William S. Cohen 3. A stockholder proposal requesting that the Company adopt greenhouse gas emission goals and issue a report, if properly presented at the annual meeting. 1d. Gary L. Countryman 1e. Charles K. Gifford 1f. Leonard Goldberg 1g. Bruce S. Gordon 1h. Linda M. Griego 1i. Arnold Kopelson 1j. Leslie Moonves 1k. Doug Morris 1l. Shari Redstone 1m. Sumner M. Redstone E04416-P72727 Voting Items

E04417-P72727

Important Notice Regarding the Availability of Materials for the Shareholder Meeting to Be Held on May 26, 2016 CBS CORPORATION NON-VOTING CLASS B COMMON STOCK 51 W. 52ND STREET NEW YORK, NY 10019 You are receiving this communication because you hold securities in the company listed above. The company has released informational materials that are now available for your review. This notice provides instructions on how to access CBS CORPORATION materials for informational purposes only. You may view the materials online at www.materialnotice.com and easily request a paper or e-mail copy (see reverse side). E05010-Z67115 See the reverse side for instructions on how to access materials. Meeting Information Meeting Type:Annual For holders as of:March 31, 2016 Date: May 26, 2016Time: 10:00 A.M., EDT Location: The Museum of Modern Art The Ronald S. and Jo Carole Lauder entrance 11 West 53rd Street (between Fifth and Sixth Avenues) New York, New York 10019 To obtain directions to attend the meeting, please call (212) 975-8745 or visit www.materialnotice.com.

How to Access the Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. E05011-Z67115 Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-KLETTER TO STOCKHOLDERS How to View Online: following page) and visit: www.materialnotice.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.materialnotice.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@materialnotice.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

THIS NOTICE WILL ENABLE YOU TO ACCESS MATERIALS FOR INFORMATIONAL PURPOSES ONLY E05012-Z67115

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